Related Party Transactions (Tables)	12 Months Ended
Dec. 31, 2012
Related Party Transactions [Abstract]
Related party loans
The aggregate balance of direct and indirect loans to directors, executive officers or principal holders of equity securities of the Company was $4,776,492 as of December 31, 2012 and $5,504,230 as of December 31, 2011. All such loans were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than a normal risk of collectibility.  A summary of activity of related party loans is shown below:

	2012	2011

Balance, Beginning	$5,504,230	$9,797,492

New Loans	8,075,835	15,455,299
Repayments	(10,510,517)	(17,871,362)
Transactions Due to Changes in Directors	1,706,944	(1,877,199)

Balance, Ending	$4,776,492	$5,504,230